Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes

Note 12 – Income Taxes

At December 31, 2011 and 2010, the Company had accumulated net operating losses of approximately $13,000,000 and $11,000,000, respectively, available to reduce future federal and state taxable income. Unless utilized, the loss carry forward amounts will begin to expire in 2013.

Deferred tax assets resulting from the operating loss carry forward, are reduced by a valuation allowance.

The deferred tax asset consisted of the following:

	December 31,	December 31,
	2011	2010
Loss carry forward amount	$13,000,000	$11,000,000
Effective tax rate	38%	38%
Deferred tax asset	4,940,000	4,180,000
Less valuation allowance	(4,940,000)	(4,180,000)
Net deferred taxes	$—	$—